Joint Venture with Green Mountain Plant Health	9 Months Ended
Oct. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
Joint Venture with Green Mountain Plant Health

Note 5. Joint Venture with Green Mountain Plant Health

On October 7, 2015, we signed a joint venture agreement with Green Mountain Plant Health, LLC (“Green Mountain”), a Colorado limited liability company. Green Mountain makes products to cleanse air, surfaces and plants in horticultural production. The joint ventures focuses on rolling out new service in products in plant health to be used in medical cannabis cultivation. The agreement requires us to provide $100,000 in funding. An initial $10,000 is to be provided on December 1, 2015, and we shall provide follow-on funding of $5,000 per month for 18 months. As of the date of this report, no payments have been made by the Company to Green Mountain.